Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

On July 22, 2011, we sold Greens Road Plaza, located in Houston, Texas, for $1,750,000 in an all-cash transaction. We expect to reinvest the proceeds from the sale of the 20,607 square foot property located in Northeast Houston in acquisitions of Community Centered Properties in its target markets in Arizona, Texas, and Illinois.

On August 8, 2011, we acquired Terravita Marketplace, a property that meets our Community Centered Property strategy, containing 102,733 leasable square feet, inclusive of 51,434 square feet leased to two tenants under ground leases. Terravita Marketplace, which is located in North Scottsdale, Arizona was purchased for approximately $16.1 million in cash and net prorations. Terravita Marketplace is surrounded by the gated golf course residential community of Terravita. Additionally, the Center provides retail goods and services to the North Scottsdale and Carefree high-end trade area that includes several other affluent communities including Whispering Rock Estates, Desert Mountain and the Boulders Community.